Exhibit 99.1

CafePress Reports Results for First Quarter 2016

Company Announces Extension of Stock Repurchase Authorization

 LOUISVILLE, Ky., May 5, 2016 - CafePress Inc. (NASDAQ: PRSS) today reported financial results for the three months ended March 31, 2016 and announced its Board of Directors approved an extension of the stock repurchase program, which was due to expire on April 30th, 2016.
Management Commentary
“The first quarter marks the fourth consecutive quarter of year-over-year improvements to our gross margin, contribution margin and customer service scores, despite a lower revenue base. Our consistent execution, coupled with the extension of our stock repurchase program, is evidence of our commitment to deliver on the strategic initiatives that are aligned with our operating philosophy and to unlock shareholder value,” commented Fred Durham, Chief Executive Officer. “Our priorities for the remainder of 2016 are to rebuild the customer experience, focus on profitable growth channels, and optimize our customer relationships to enhance lifetime value.”
First Quarter 2016 Financial Highlights1

•	Net revenues totaled $18.1 million, compared to $23.6 million in the first quarter of 2015.

•	Gross profit margin was 41.1% of net revenues, compared to 36.9% in the first quarter of 2015.

•	GAAP net loss from continuing operations was $(3.0) million, or $(0.18) per diluted share, compared to a net loss of $(2.3) million, or $(0.13) per diluted share, in the first quarter of 2015.

•	Non-GAAP Adjusted EBITDA from continuing operations was $(1.6) million, compared to Adjusted EBITDA of $(1.0) million in the first quarter of 2015.

•	Non-GAAP Contribution margin was 27% of net revenues, compared to 22% in the first quarter of 2015.

•
Non-GAAP net loss from continuing operations was $(1.8) million, or $(0.10) per diluted share, compared to a non-GAAP net loss of $(1.7) million, or $(0.10) per diluted share in the first quarter of 2015.

Cash and Share Repurchase Activity

•	CafePress’ Board of Directors recently approved an extension to the share repurchase plan, which was due to expire April 30th, 2016, under which approximately 2.5 million shares remain authorized.

•	Within the first quarter, the company repurchased approximately 48,000 shares of common stock totaling $0.2 million.

•	As of March 31, 2016, the company has repurchased a total of approximately 980,000 shares of common stock totaling $4.4 million.

•	At March 31, 2016, cash, cash equivalents, and short-term investments totaled $39.0 million, or approximately $2.32 per share.

First Quarter 2016 Operating Metrics

•	Average Order Value (AOV) was $34, down 8% year-over-year.

•	Orders totaled 0.5 million, a 13% year-over-year decline.

1Continuing operations includes results from CafePress.com and Retail Partners Channels. The Financial Highlights, Operating Metrics, and accompanying tables reflect the results of the Company’s divestitures of its Art, Logo, and EZ Prints businesses in discontinued operations for all periods presented.
Please see “Non-GAAP Financial Information” for definitions of the terms Non-GAAP Adjusted EBITDA, Non-GAAP Contribution margin, Non-GAAP net loss and Non-GAAP net loss per diluted share.

First Quarter 2016 Conference Call
Management will review the first quarter 2016 financial results on a conference call on Thursday, May 5, 2016 at 5:00 p.m. Eastern Standard Time. To participate on the live call, analysts and investors should dial 1-888-510-1785 at least ten minutes prior to the call. CafePress will also offer a live and archived webcast of the conference call, accessible from the “Investors” section of the Company’s Web site at http://investor.cafepress.com/.
Non-GAAP Financial Information
This press release contains certain non-GAAP financial measures. Tables are provided at the end of this press release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures include Adjusted EBITDA, contribution margin, non-GAAP loss, and non-GAAP loss per diluted share. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures, please see the information provided at the end of this press release.
To supplement the Company's consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company's underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company's financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to net income (loss) or net income (loss) per share determined in accordance with GAAP.
Notice Regarding Forward Looking Statements
Information set forth in this news release contains various "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the "Act") provides certain "safe harbor" provisions for forward-looking statements. All forward-looking statements are made pursuant to the Act.
The reader is cautioned that such forward-looking statements are based on information available at the time and/or management's good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "might," "plan," "predict," "project," "seek," "should," "will," and similar words, although some forward-looking statements are expressed differently. Examples of forward looking statements include: expectations regarding future profitable product mix, the outlook for our operations, and expectations regarding our investments and their impact on growth. Important factors that could cause actual results to differ materially from expectations include, among others, the following: the effect of global economic conditions, including any disruptions in the credit markets; a decrease in consumers' discretionary income; additional taxes and fees; the loss of key personnel; the effect (including possible increases in the cost of doing business) resulting from catastrophic events, including future war and terrorist activities or political uncertainties, or the impact of natural or other disasters on our operations and our ability to obtain insurance recoveries in respect of such losses (including losses related to business interruption); the impact of work stoppages and other labor problems on current and future operations; our ability to comply with governmental regulation and/or other legal obligations related to the privacy of personal information and other data, including the improper disclosure thereof; the impact of system failures or damage from natural disasters, power loss, telecommunications failures, cyber-attacks, or other unforeseen events; the impact of security breaches, computer viruses and hacking attacks on our business and operations; our ability to respond to rapid technological changes in a timely manner; our ability to prevent payment related risks, such as fraudulent use of credit or debit cards; our ability to maintain customer confidence in the integrity of our business; our ability to operate www.cafepress.com in an evolving and highly competitive market segment; our ability to secure new or ongoing content from third party partners; our ability to provide a high-quality customer experience with minimal programming errors, flows and/or technical difficulties; our ability to adequately protect our intellectual property; our ability to maintain or hire additional personnel; and the volatility of our stock price. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied herein, we refer you to the "Risk Factors" sections of the Company's Quarterly Report on Form 10-K for the year ended December 31, 2015 as filed with the Securities and Exchange Commission, and in other reports we file with the Securities and Exchange Commission from time to time, which are available on the Securities and Exchange Commission's Website at www.sec.gov.

About CafePress (PRSS):
CafePress is passionate about helping individuals forge connections and celebrate their identities, interests and obsessions through unique products and content.
Our customers are from all walks of life and want to express themselves through products that are emotional, inspirational and motivational. CafePress’ massive array of designs crowdsourced from a global community of independent designers and significant merchandise selection, combined with the ability for customers to create their own individualized products gives customers infinite, unique possibilities. CafePress was founded in 1999 and is headquartered in Louisville, Kentucky. For more information, visit www.cafepress.com or connect with CafePress on Facebook , Twitter , Pinterest or Instagram.
CafePress Inc.
Media Relations:
Meghan Marshall
804-461-9401
pr@cafepress.com
Investor Relations:
The Blueshirt Group
Whitney Kukulka
415-489-2187
whitney@blueshirtgroup.com

CafePress Inc.
Condensed Consolidated Statement of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2016	2015
Net revenues	$18,078	$23,576
Cost of net revenues	10,643	14,874
Gross profit	7,435	8,702
Operating expenses:
Sales and marketing	4,612	5,416
Technology and development	3,184	3,197
General and administrative	2,636	3,147
Total operating expenses	10,432	11,760
Loss from operations	(2,997)	(3,058)
Interest income	33	5
Interest expense	(14)	(14)
Other (expense) income, net	(5)	42
Loss before income taxes	(2,983)	(3,025)
Benefit from income taxes	(2)	(695)
Net loss from continuing operations	(2,981)	(2,330)
Income from discontinued operations, net of tax	—	14,512
Net (loss) income	$(2,981)	$12,182
Net (loss) income per share of common stock:
Basic:
Continuing operations	$(0.18)	$(0.13)
Discontinued operations	$—	$0.83
Diluted:
Continuing operations	$(0.18)	$(0.13)
Discontinued operations	$—	$0.83
Shares used in computing net (loss) income per share of common stock:
Basic	16,761	17,481
Diluted	16,761	17,553

CafePress Inc.
Condensed Consolidated Balance Sheet
(In thousands, except par value amounts)
(Unaudited)

	March 31, 2016	December 31, 2015
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$17,139	$32,663
Short-term investments	21,826	17,610
Accounts receivable	553	680
Inventory, net	3,374	3,850
Deferred costs	554	619
Restricted cash	3,417	3,417
Prepaid expenses and other current assets	2,446	2,413
Total current assets	49,309	61,252
Property and equipment, net	9,148	8,624
Goodwill	20,899	20,899
Other assets	601	608
TOTAL ASSETS	$79,957	$91,383

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$1,114	$3,938
Accrued royalties payable	2,471	4,292
Accrued liabilities	6,886	10,701
Deferred revenue	802	864
Capital lease obligation, current	574	565
Total current liabilities	11,847	20,360
Capital lease obligation, non-current	200	347
Other long-term liabilities	454	353
TOTAL LIABILITIES	12,501	21,060
Commitments and Contingencies
Stockholders’ Equity:
Preferred stock, $0.0001 par value: 10,000 shares authorized as of March 31, 2016 and December 31, 2015; none issued and outstanding	—	—
Common stock, $0.0001 par value — 500,000 shares authorized and 16,740 and 16,766 shares issued and outstanding as of March 31, 2016 and December 31, 2015, respectively	2	2
Treasury stock	(203)	(203)
Additional paid-in capital	99,458	99,344
Accumulated deficit	(31,801)	(28,820)
TOTAL STOCKHOLDERS’ EQUITY	67,456	70,323
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$79,957	$91,383

CafePress Inc.
Condensed Consolidated Statement of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2016	2015
Cash Flows from Operating Activities:
Net (loss) income	$(2,981)	$12,182
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Depreciation and amortization	1,108	1,945
Amortization of intangible assets	—	614
Loss on disposal of fixed assets	3	128
Stock-based compensation	278	452
Gain on sale of businesses	—	(17,000)
Deferred income taxes	(1)	(158)
Changes in operating assets and liabilities, net of effect of divestitures:
Accounts receivable	127	1,516
Inventory	476	1,168
Prepaid expenses and other current assets	32	1,987
Other assets	7	76
Accounts payable	(2,848)	(4,539)
Partner commissions payable	—	(2,157)
Accrued royalties payables	(1,821)	(2,325)
Accrued and other liabilities	(4,198)	(4,057)
Accrued income tax provision	—	1,178
Assets and liabilities held for sale	—	(2,361)
Deferred revenue	(62)	(1,068)
Net cash used in operating activities	(9,880)	(12,419)
Cash Flows from Investing Activities:
Purchase of short-term investments	(4,216)	(6,225)
Purchase of property and equipment	(664)	(175)
Capitalization of software and website development costs	(465)	(662)
Proceeds from disposal of fixed assets	10	—
Change in restricted cash	—	(4,810)
Proceeds from sale of businesses, net of expenses paid	—	38,576
Net cash (used in) provided by investing activities	(5,335)	26,704
Cash Flows from Financing Activities:
Principal payments on capital lease obligations	(138)	(111)
Proceeds from exercise of common stock options	5	400
Repurchases of common stock	(176)	—
Net cash used in (provided by) financing activities	(309)	289
Change in cash of discontinued operations	—	966
Net (decrease) increase in cash and cash equivalents	(15,524)	15,540
Cash and cash equivalents — beginning of period	32,663	26,971
Cash and cash equivalents — end of period	$17,139	$42,511
Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$14	$22
Income taxes paid during the period	17	31
Non-cash Investing and Financing Activities:
Accrued purchases of property and equipment	539	22

Stock-based compensation included in continuing operations is allocated as follows (unaudited):

	Three Months Ended March 31,
	2016	2015
Cost of net revenues	$24	$40
Sales and marketing	59	94
Technology and development	29	71
General and administrative	166	224
Total stock-based compensation expense	$278	$429

CafePress Inc.
Reconciliation of GAAP Net Loss from Continuing Operations to Non-GAAP Adjusted EBITDA from Continuing Operations
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2016	2015
Net loss from continuing operations	$(2,981)	$(2,330)
Non-GAAP adjustments:
Interest and other (income) expense	(14)	(33)
Benefit from income taxes	(2)	(695)
Depreciation and amortization	1,108	1,666
Stock-based compensation	278	429
Adjusted EBITDA*	$(1,611)	$(963)

*
Adjusted EBITDA is a non-GAAP financial measure which we define as net income (loss) from continuing operations less interest and other income (expense), provision for (benefit from) income taxes, depreciation and amortization, and stock-based compensation.

CafePress Inc.
Definition of Non-GAAP Contribution Margin from Continuing Operations
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2016		2015
Net revenues	$18,078	100%	$23,576	100%
Cost of net revenues	10,643	59	14,874	63
Gross profit	7,435	41	8,702	37
Non-GAAP adjustments:
Add: Stock-based compensation	24	—	40	—
Less: Variable sales and marketing costs	(2,580)	(14)	(3,474)	(15)
Contribution margin (from continuing operations)	$4,879	27%	$5,268	22%

*
Contribution margin is a non-GAAP financial measure which we define as gross profit from continuing operations plus stock-based compensation included in cost of net revenues less variable sales and marketing costs.

CafePress Inc.
Reconciliation of GAAP Operating Loss from Continuing Operations to Non-GAAP Operating Loss from Continuing Operations
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2016	2015
Operating loss from continuing operations	$(2,997)	$(3,058)
Non-GAAP adjustments:
Stock-based compensation	278	429
Non-GAAP operating loss from continuing operations	$(2,719)	$(2,629)

CafePress Inc.
Reconciliation of GAAP Net Loss from Continuing Operations to Non-GAAP Net Loss from Continuing Operations and Non-GAAP Loss from Continuing Operations per Basic and Diluted Share
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2016	2015
Loss from continuing operations before tax	$(2,983)	$(3,025)
Non-GAAP adjustments:
Stock-based compensation	278	429
Non-GAAP loss before tax	(2,705)	(2,596)
Benefit from income taxes *	(955)	(922)
Non-GAAP net loss from continuing operations	$(1,750)	$(1,674)

Non-GAAP net loss from continuing operations per share:
Basic and diluted	$(0.10)	$(0.10)
Shares used in computing Non-GAAP net loss from continuing operations per share:
Basic and diluted	16,761	17,481

*	Benefit from income tax is calculated by multiplying the Non-GAAP loss before tax by the statutory federal and state income tax rates.

CafePress Inc.
User Metrics Disclosure
(Unaudited)

	Three Months Ended March 31,
	2016	2015
User Metrics
Orders	535,170	616,938
year-over-year change	-13%	-5%
Average Order Value	$34	$36
year-over-year change	-8%	-13%